Employee Stock Compensation Plans	12 Months Ended
Dec. 31, 2018
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Employee Stock Compensation Plans
8. STOCK COMPENSATION PLANS

The Company recognizes all share-based payments as compensation expense in its financial statements based on their fair value.

As of December 31, 2018, the Company’s stock-based compensation consisted of restricted stock units, employee stock purchase plan and stock options. The Company recorded stock-based compensation expense for the years ended December 31 as follows:

In millions	2018	2017	2016
Restricted stock units	$65	$73	$61
Employee stock purchase plan	4	4	—
Stock options	4	—	—
Stock-based compensation expense	73	77	61
Tax benefit	(10)	(22)	(18)
Total stock-based compensation (net of tax)	$63	$55	$43

Approximately 22 million shares remain authorized to be issued under the 2013 Stock Incentive Plan (SIP). Details of the Company's stock-based compensation plans are discussed below.

Restricted Stock Units

The SIP provides for the grant of several different forms of stock-based compensation, including restricted stock units. Restricted stock units can have service-based and/or performance-based vesting with performance goals being established by the Compensation and Human Resource Committee of the Company’s Board of Directors. Any grant of restricted stock units is generally subject to a vesting period of 12 months to 48 months, to the extent permitted by the SIP. Performance-based grants conditionally vest upon achievement of future performance goals based on performance criteria such as the Company’s achievement of specific return on capital and/or other financial metrics (as defined in the SIP) during the performance period. Performance-based grants must be earned, based on performance, before the actual number of shares to be awarded is known. The Compensation and Human Resource Committee considers the likelihood of meeting the performance criteria based upon estimates and other relevant data, and certifies performance based on its analysis of achievement against the performance criteria. A recipient of restricted stock units does not have the rights of a stockholder and is subject to restrictions on transferability and risk of forfeiture. Other terms and conditions applicable to any award of restricted stock units will be determined by the Compensation and Human Resource Committee and set forth in the agreement relating to that award.

The following table reports restricted stock unit activity during the year ended December 31, 2018:

Shares in thousands	Number of Units	Weighted Average Grant-Date Fair Value per Unit
Unvested shares as of January 1	7,158	$29.78
Shares granted	3,440	$26.25
Shares vested	(2,980)	$27.45
Shares forfeited	(1,652)	$30.58
Unvested shares as of December 31	5,966	$28.69

Stock-based compensation expense is recognized in the financial statements based upon fair value. The total fair value of units vested and distributed in the form of NCR common stock was $90 million in 2018, $87 million in 2017, and $42 million in 2016. As of December 31, 2018, there was $79 million of unrecognized compensation cost related to unvested restricted stock unit grants. The unrecognized compensation cost is expected to be recognized over a remaining weighted-average period of 1.1 years. The weighted average grant date fair value for restricted stock unit awards granted in 2017 and 2016 was $46.95 and $20.45, respectively.

The following table represents the composition of restricted stock unit grants in 2018:

Shares in thousands	Number of Units	Weighted Average Grant-Date Fair Value
Service-based units	2,168	$31.12
Performance-based units	1,272	$17.97
Total restricted stock units	3,440	$26.25

At December 31, 2018, certain of the performance-based shares granted in 2018 were not probable of vesting.

Stock Options

The SIP also provides for the grant of stock options to purchase shares of NCR common stock. The Compensation and Human Resource Committee has discretion to determine the material terms and conditions of option awards under the SIP, provided that (i) the exercise price must be no less than the fair market value of NCR common stock (defined as the closing price) on the date of grant, (ii) the term must be no longer than ten years, and (iii) in no event shall the normal vesting schedule provide for vesting in less than one year. Other terms and conditions of an award of stock options will be determined by the Compensation and Human Resource Committee as set forth in the agreement relating to that award. The Compensation and Human Resource Committee has authority to administer the SIP, except that the Committee on Directors and Governance of the Company’s Board of Directors will administer the SIP with respect to non-employee members of the Board of Directors. New shares of the Company’s common stock are issued as a result of stock option exercises.

Stock compensation expense is recognized in the financial statements based upon grant date fair value and is computed using the Black-Scholes option-pricing model. During the year ended December 31, 2018, the Company granted stock options and the weighted average fair value of option grants was estimated based on the below weighted average assumptions, which was $9.80. The stock options were granted with a seven year contractual term that will vest over four years. For the years ended December 31, 2017 and 2016, the Company did not grant a significant amount of stock options.

For the year ended December 31, 2018
Dividend yield	—
Risk-free interest rate	2.50%
Expected volatility	34.88%
Expected holding period - years	3.8 years

Expected volatility is calculated as the historical volatility of the Company’s stock over a period equal to the expected term of the options, as management believes this is the best representation of prospective trends. The Company uses historical data to estimate option exercise and employee terminations within the valuation model. The expected holding period represents the period of time that options are expected to be outstanding. The risk-free interest rate for periods within the contractual life of the option is based on a blend of the three and five-year U.S. Treasury yield curve in effect at the time of grant.
The following table summarizes the Company’s stock option activity for the year ended December 31, 2018:

Shares in thousands	Shares Under Option	Weighted Average Exercise Price per Share	Weighted Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value (in millions)
Outstanding as of January 1	475	$16.70
Granted	2,869	$30.59
Exercised	(277)	$17.75
Forfeited or expired	(461)	$32.57
Outstanding as of December 31	2,606	$29.08	6.01	$1.56
Fully vested and expected to vest as of December 31	2,402	$30.21	6.39	$—
Exercisable as of December 31	204	$15.77	1.57	$1.56

As of December 31, 2018, the total unrecognized compensation cost of $16 million related to unvested stock option grants is expected to be recognized over a weighted average period of approximately 1.7 years.

The total intrinsic value of all options exercised was $4 million in 2018, $3 million in 2017, and $6 million in 2016. Cash received from option exercises under all share-based payment arrangements was $4 million in 2018, $2 million in 2017, and $8 million in 2016. The tax benefit realized from these exercises was $1 million in 2018, $1 million in 2017, and $2 million in 2016.